[Letterhead of Feeley & Driscoll, P.C.]

The Member
Sycamore Enterprises, LLC
 and Subsidiaries
Warwick, Rhode Island

                Independent Auditors' Report

We have audited the accompanying consolidated balance sheets of Sycamore Enterprises, LLC and Subsidiaries as of September 30, 2010 and 2009 and the related consolidated statements of income, changes in equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion,. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sycamore Enterprises, LLC and Subsidiaries as of September 30, 2010 and 2009, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The additional information, as listed in the table of contents, is presented for purposes of additional analysis and is not a required part of the financial statements. The consolidating information in the additional information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

                             Feeley & Driscoll, P.C.
October 25, 2010

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                       Consolidated Balance Sheets
                       September 30, 2010 and 2009

                                Assets

                                             2010             2009
                                             ----             ----
Current assets:
  Cash and cash equivalents              $  3,186,002     $  7,439,029
  Contracts receivable, net                11,109,466       16,783,107
  Costs and estimated earnings in excess
    of billings on uncompleted contracts      472,446          248,238
  Deposits                                    133,950          134,450
  Subchapter-S deposit                         86,364          103,982
  Prepaid expenses and other current
    assets                                     73,935           79,756
                                         ------------     ------------
      Total current assets                 15,062,163       24,788,562
                                         ------------     ------------
Property and equipment:
  Building                                    803,163          803,163
  Motor vehicles                              387,120          527,661
  Machinery and equipment                     324,861          318,441
  Land                                        211,931          211,931
  Computer equipment                          157,317          152,249
  Office equipment                            154,283          195,289
  Leasehold improvements                       21,885           20,072
                                         ------------     ------------
                                            2,060,560        2,228,806
  Less accumulated depreciation               782,478          863,588
                                         ------------     ------------
                                            1,278,082        1,365,218
                                         ------------     ------------
Other assets -
  Subchapter-S deposit,
   less current portion                       209,888          295,796
                                         ------------     ------------
                                              209,888          295,796
                                         ------------     ------------
                                         $ 16,550,133     $ 26,449,576
                                         ============     ============

   See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                        Consolidated Balance Sheets
                       September 30, 2010 and 2009
                              (continued)
                          Liabilities and Equity

                                             2010             2009
                                             ----             ----

Current liabilities:
  Current maturities of long-term debt   $   109,551       $   107,837
  Accounts payable                         5,605,946         9,929,815
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts                               3,048,913         4,683,674
  Accrued expenses:
   Payroll                                   390,905           587,420
   Distributions                             299,478            34,751
   Other                                     433,267           199,123
                                         -----------       -----------
     Total current liabilities             9,888,060        15,605,620
                                         -----------       -----------
Long-term liabilities:
  Long-term debt, less current maturities    570,564           768,191
  Due to member                            1,000,000         1,000,000
                                         -----------       -----------
                                           1,570,564         1,768,191
                                         -----------       -----------
Equity:
  Delta Mechanical Contractors, LLC member
    equity                                 4,757,084         8,847,596
  Non-controlling interest                   334,425           228,169
                                         -----------       -----------
     Total equity                          5,091,509         9,075,765
                                         -----------       -----------
                                         $16,550,133       $26,449,576
                                         ===========       ============

       See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                   Consolidated Statements of Income
             For the years ended September 30, 2010 and 2009

                                             2010             2009
                                             ----             ----
Contract revenues earned                 $43,003,070      $68,687,661
Cost of revenues earned                   37,775,348       62,145,617
                                         -----------      -----------
Gross profit                               5,227,722        6,542,044
Selling, general and administrative
 expenses                                  3,365,163        3,202,899
                                         -----------      -----------
Income from operations                     1,862,559        3,339,145
                                         -----------      -----------
Other (expense) income:
  Other income                                  (786)          48,294
  Loss on sale of property and equipment     (18,911)               -
  Interest income                             15,412           67,358
  Interest expense                          (104,924)        (124,617)
                                         -----------      -----------
                                            (109,209)          (8,965)
                                         -----------      -----------
Net income                                 1,753,350        3,330,180
Less net income attributable to
 non-controlling interest                   (106,256)         (95,666)
                                         -----------      -----------
Net income attributable to Delta
 Mechanical Contractors, LLC             $ 1,647,094      $ 3,234,514
                                         ===========      ===========

          See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

               Consolidated Statements of Changes in Equity
             For the years ended September 30, 2010 and 2009

                                  Delta
                                Mechanical
                             Contractors, LLC   Non-Controlling       Total
                                  Member           Interest           Equity
                             ----------------   ---------------       ------
Balances as of September
 30, 2008                     $ 8,715,247          $  132,503       $ 8,847,750
Net Income                      3,234,514              95,666         3,330,180
Distributions                  (3,102,165)                  -        (3,102,165)
                              -----------          ----------       -----------
Balances as of September
 30, 2009                       8,847,596             228,169         9,075,765
Net Income                      1,647,094             106,256         1,753,350
Distributions                  (5,737,606)                  -        (5,737,606)
                              -----------          ----------       -----------
Balances as of September
 30, 2010                     $ 4,757,084          $  334,425       $ 5,091,509
                              ===========          ==========       ===========

           See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                   Consolidated Statements of Cash Flows
             For the years ended September 30, 2010 and 2009

                                                     2010           2009
                                                     ----           ----
Cash flows from operating activities
  Net Income                                     $ 1,753,350    $ 3,330,180
  Adjustments to reconcile net income to
   net cash provided by operating activities:
   Depreciation and amortization                     176,368        213,444
   Loss on sale of property and equipment             18,911              -
   Increase (decrease) in cash resulting from
    a change in:
      Contracts receivable, net                    5,673,641      2,797,227
      Costs and estimated earnings in excess of
        billings on uncompleted contracts           (224,208)      (120,829)
      Prepaid expenses and other current assets        5,821        (41,978)
      Accounts payable                            (4,323,869)      (172,845)
      Billings in excess of costs and estimated
        earnings on uncompleted contracts         (1,634,761)       133,236
      Accrued expenses                                37,629       (125,801)
                                                 -----------    -----------
        Net cash provided by
         operating activities                      1,482,882      6,012,634
                                                 -----------    -----------

Cash flows from investing activities:
  Purchases of property and equipment               (199,156)       (33,373)
  Proceeds from sale of property and equipment        91,013              -
  Deposits refunded                                  104,026        194,290
                                                 -----------    -----------
        Net cash (used in) provided by
         investing activities                         (4,117)       160,917
                                                 -----------    -----------
Cash flows from financing activities:
  Distributions to member                         (5,472,879)    (3,123,433)
  Principal payments on long-term debt              (258,913)      (166,888)
                                                 -----------    -----------
        Net cash used in financing activities     (5,731,792)    (3,290,321)
                                                 -----------    -----------
Net (decrease) increase in cash and cash
 equivalents                                      (4,253,027)     2,883,230

Cash and cash equivalents at beginning of year     7,439,029      4,555,799
                                                 -----------    -----------
Cash and cash equivalents at end of year         $ 3,186,002    $ 7,439,029
                                                 ===========    ===========

   See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                   Consolidated Statements of Cash Flows
             For the years ended September 30, 2010 and 2009
                           (Continued)
                                                     2010           2009
                                                     ----           ----

Supplemental cash flow disclosures -
  Cash paid during the year for interest       $  104,924     $  124,617
                                               ==========     ==========

   See accompanying notes to consolidated financial statements.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 1 - Operations

     Sycamore Enterprises, LLC (the Company) is a holding company whose only asset is its investment in Delta Mechanical Contractors, LLC.

     Delta Mechanical Contractors, LLC (Delta) is a wholly owned subsidiary of the holding company Sycamore Enterprises, LLC. Delta is a subcontractor providing commercial and industrial installations of plumbing HVAC, and fire protection systems throughout the New England region.

     44 Wilclar, LLC (Wilclar) is a real estate entity that was formed in 2007 to acquire and renovate a facility for the Company in Rhode Island.

Note 2 - Significant Accounting Policies

     A summary of the significant accounting policies followed by the Companies in the preparation of the accompanying consolidated financial statements is set forth below:

Operating Cycle - The Company's work is performed primarily under lump sum contracts. The duration of each project varies, however, completion typically occurs within one (1) year.

Principles of Consolidation - The consolidated financial statements include the accounts of Sycamore Enterprises, LLC and its wholly owned subsidiary Delta Mechanical Contractors, LLC. The Company has consolidated its Variable Interest Entity, 44 Wilclar, LLC which is not owned by the parent, but is wholly owned by the Company's sole member. Refer to the separate Footnote titled Variable Interest Entities. Upon consolidation, all significant intercompany transactions were eliminated.

Amended Codification - Effective for the year ended September 30, 2010, the Company retroactively adopted the amended presentation and disclosure provisions of accounting for non-controlling interests in consolidated financial statements. In accordance with these amended provisions of consolidation, the term "minority interest" is now referred to as "non-controlling interest" and is reported as a separate component of equity apart from parent company equity on the face of the balance sheet. Consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest, with separate disclosure of net income attributable to the parent and non-controlling interest on the face of the consolidated statement of operations or comprehensive operations. The financial statements as of and for the years ended September 30, 2010 and 2009 have been restated to reflect these changes.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 2 - Significant Accounting Policies - Continued

Estimates - The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition - Construction Contracts - Revenues from construction contracts are recognized on the percentage-of-completion method, measure by the percentage of costs incurred to date to estimated total costs for each contract. Revenues from time and materials contracts are recognize on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near-term.

     Contract costs include all direct subcontractors, material, labor cots, benefits, licenses and fees, insurance, and payroll taxes, and those indirect costs related to contract performance such as small tools and other indirect costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements may result in revisions to costs and revenues and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reasonably estimated.

     The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Contracts Receivable - The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. The estimated losses are based on historical collection experience together with a review of the current status of the existing receivables. Normal contracts receivable are due thirty (30) days after the issuance of the invoice. Contract retentions are due thirty (30) days after the completion of the project and acceptance by the owner.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 2 - Significant Accounting Policies - Continued

Property and Equipment - All property and equipment are stated at cost. Major renewals, additions, and betterments are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed in the year incurred.

Depreciation - Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:

      Asset                               Life in Years

     Building                               39
     Motor vehicles                          5
     Machinery and equipment                 5
     Computer equipment                      5
     Office equipment                        5
     Leasehold improvements              Life of lease

Income Taxes - The Companies are limited liability companies and have elected to be taxed as S-Corporations under applicable Internal Revenue Service code provisions. As such corporate income, losses and credits are passed through to their member. The Companies accrue distributions to the member to reflect a portion of the increase in the personal income tax liabilities related to the corporation income included on the individual's income tax returns.

     During the year ended September 30,2 010, the Company adopted accounting principles relating to the disclosure of uncertain income tax positions. The related pronouncement changed the manner in which the Company recognized, presents, and discloses uncertain tax positions within their financials statements. Accordingly, the Company may recognize tax benefits only in the event that a position is more likely than not to be sustained upon examination by the applicable taxing authority. There was no impact on the September 30, 2010 consolidated financial statements of the Company as a result of the adoption of accounting for uncertain income tax positions. Tax years from 2007 through the current year remain open for examination by federal and state tax authorities.

Subsequent Events - The Company has evaluated subsequent events through October 25, 2010, which is the date the financial statements were available for issuance.

Advertising - Advertising costs are expensed as incurred. Advertising expense for the years ended September 30, 2010 and 2009 was $1,488 and $595, respectively.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 2 - Significant Accounting Policies - Continued

Reclassification of Prior Year's Balances - Certain account balances as of September 30, 2009 have been reclassified to enhance financial statement comparability.

Note 3 - Cash and Cash Equivalents

The Company considers its holdings to be cash equivalents if the instruments mature within ninety (90) days from the date of acquisition and have no penalty for early withdrawal. The Company has a potential concentration of credit risk in that it maintains deposits with financial institution's in excess of amounts insured by the Federal Deposit Insurance Corporation (FDIC). The maximum deposit insurance amount is $250,000, which is applied per depositor, per insured depository institution for each account ownership category. As of September 30, 2010, the Company had $3,446,069 in excess of FDIC limits.

Note 4 - Contract Receivables
                                              2010          2009
                                              ----          ----
   Contract receivables:
     Billed:
       Completed contracts               $   461,550    $   175,513
       Contracts-in-progress               7,306,484     10,263,881
       Retained                            3,491,432      6,493,713
                                         -----------    -----------
                                          11,259,466     16,933,107
     Less allowance for doubtful
       accounts                              150,000        150,000
                                         -----------    -----------
                                         $11,109,466    $16,783,107
                                         ===========    ===========

Note 5 - Costs and Estimated Earnings on Uncompleted Contracts

                                             2010           2009
                                             ----           ----
    Costs incurred on uncompleted
      contracts                          $46,993,210    $71,308,116
    Estimated earnings                     3,992,270      6,187,403
                                         -----------    -----------
                                          50,915,480     77,495,519
     Less billings to date               (53,491,947)   (81,930,955)
                                         -----------    -----------
                                         $(2,576,467)   $(4,435,436)
                                         ===========    ===========

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 5 - Costs and Estimated Earnings on Uncompleted Contracts -
Continued

Included in the accompanying consolidated balance sheets under the following captions:

                                             2010          2009
                                             ----          ----

Costs and estimated earnings in excel
of billings on uncompleted contracts    $   472,446     $   248,238

Billings in excess of costs and
 Estimated earnings on uncompleted
 Contracts                               (3,048,913)     (4,683,674)
                                        -----------     -----------
                                        $(2,576,467)    $(4,435,436)
                                        ===========     ===========

Note 6 - Note Payable, Line of Credit

The Companies have a $3,000,000 revolving note payable, line of credit with a bank expiring January 31, 2011 which is secured by substantially all business assets of the Companies. The note payable, line of credit is subject to certain financial and reporting covenants. The note payable, line of credit bears interest at the bank's prime rate plus one percent (1%), with a minimum rate of four and one half percent (4.5%). At September 30, 2010 and 2009, there was no outstanding balance on the note payable, line of credit.

Note 7 - Accounts Payable

Accounts payable includes amounts due to subcontractors of $1,041,050 and $2,174,928 as of September 30, 2010 and 2009, respectively, that have been retained pending final acceptance of subcontract work.

Note 8 - Long-term Debt

The following is a summary of long-term debt at September 30:

                                            2010         2009
                                            ----         ----
Mortgage note payable, to a bank,
 collaterized by the related building
 and land and personally guaranteed by
 a member and Delta with a monthly
 principal payment of $6,000 through
 August 2016, plus variable interest     $ 404,000    $ 476,000

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 8 - Long-term Debt - Continued



Second mortgage payable, to a bank,
 collateralized by the related building
 and land and personally guaranteed by
 the member and Delta with a monthly
 principal payment of $2,785 through
 May 2013, plus variable interest.
 A balloon payment of $175,375 is due
 in May 2013                              $267,375     $301,875

Note payable, with monthly payments of
 $332 at an interest rate of 12.64%
 through May 2013.  This note is secured
 by office equipment                         8,740       11,430

Notes payable, with monthly payments
 from $766 to $3,677 including interest
 at rates from 4% to 7.2% through January
 2012.  The notes are secured by motor
 vehicles.                                       -      149,723
                                          --------     --------
                                           680,115      939,028
Less current maturities                    109,551      170,837
                                          --------     --------
                                          $507,564     $768,191
                                          ========     ========

Aggregate maturities of long-term debt are as follows for the years ending September 30:

2011                  $109,551
2012                   109,960
2013                   272,604
2014                    72,000
2015                    72,000
Thereafter              44,000
                      --------
                      $680,115
                      ========

Note 9 - Income Taxes

     Effective August 1, 2005, the member elected to be treated as a Subchapter S Corporation for income tax purposes as provided in Section 1362(a) of the Internal Revenue Code. As such, the corporate income or

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 9 - Income Taxes - Continued

loss and credits are passed through to the member and combined with his personal income and deductions to determine taxable on his individual tax returns at the federal level.

     The Companies' accrue distributions to the member to cover the federal and state income taxes which must be paid by the member on his personal income tax returns resulting from corporate taxable income included on his individual tax returns. The total distributions accrued at September 30, 2010 and 2009 were $299,478 and $34,751, respectively.

     The Tax Reform Act of 1987 requires a corporation treated as a Subchapter S Corporation for income tax purposes to make a refundable, non-interest bearing deposit with the Internal Revenue Service in order to retain a fiscal year-end as opposed to changing to a calendar year-end. The Companies elected to retain a fiscal year-end of September 30 and maintained deposits with the Internal Revenue Service of $296,252 and $399,778 at September 30, 2010 and 2009, respectively. The deposits are adjusted annually based on changes in the Companies' taxable income. The deposits are refundable upon liquidation of the corporation, loss of S Corporation status or conversion to a calendar year-end.

     A portion of the income from residential construction contracts is deferred for tax purposes. The amount of income deferred on residential construction contracts was approximately $-0- and $502,283 at September 30, 2010 and 2009, respectively.


Note 10 - Multiemployer Pension Plan

     The Company makes contributions to multiemployer pension plans that cover its various union employees. Multiemployer pension costs incurred for the years ended September 30, 2010 and 2009 were $1,626,008 and $2,305,637, respectively. Other union fringe benefit costs incurred were $3,252,015 and $4,611,274 for the years ended September 30, 2010 and 2009, respectively.

     The Multiemployer Pension Plan Amendments Act of 1980 amended ERISA to establish funding requirements and obligations for employers participating in multiemployer plans, principally related to employer withdrawal from or termination of such plans. Separate actuarial calculations of the Company's position are not available with respect to the multiemployer plans.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 11 - Defined Contribution Plan

     The Company has a defined contribution retirement plan which qualifies under Section 401(k) of the Internal Revenue Code. Under the plan, employees meeting certain eligibility requirements can currently elect to defer an amount up to IRS limitations. The Company provides a matching contribution based on participants' contributions. Contributions in the amount of $55,456 and $57,246 were made to this plan for the years ended September 30, 2010 and 2009, respectively.

Note 12 - Concentrations

     Transactions with three (3) and two (3) major customers accounted for approximately sixty percent (60%) and fifty-eight percent (58%) of the contract revenues of the Companies for the years ended September 30, 2010 and 2009, respectively.

     Contracts receivable with two (2) and three (3) major customers accounted for approximately fifty-eight percent (58%) and eighty-one percent (81%) of contracts receivable of the Companies at September 30, 2010 and 2009, respectively.

Note 13 - Contingencies

     The Company is involved in litigation with respect to certain matters and claims arising in the ordinary course of business. It is the opinion of management (based upon advice of legal counsel) that such litigation and claims will be resolved without material effect to the Company's consolidated financial statements.

Note 14 - Operating Leases

     The Company leases a warehouse facility as a tenant at will with monthly payments of $2,000. Rent expense under the agreement was $24,000 during the years ended September 30, 2010 and 2009, respectively.

     The Company leases a warehouse facility as a tenant at will with monthly payments of $950. Rent expense under the agreement was $11,400 and $9,500 during the years ended September 30, 2010 and 2009, respectively.

     The Company formerly leased an office and warehouse facility as a tenant at will through January 2009 and October 2009, respectively. Rent expense under these leases was $1,585 and $31,786 during the years ended September 30, 2010 and 2009, respectively.

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 15 - Related Party Transactions

Due to Related Parties - The Companies have an amount due to member of $1,000,000 at September 30, 2010 and 2009, with interest at seven and three-quarters percent (7.75%), payable monthly. The Company has not formalized a payment schedule as of September 30, 2010, and does not anticipate paying the amount due within one(1) year as the amount due is subordinate to bank and surety interests. During the year ended September 30, 2010 the bank and surety were made of all significant distributions.

Related Party Lease - Delta leases their primary operating facility as a tenant at will from Wilclar, a consolidated VIE. Under the agreement Delta is required to pay monthly installments of $12,500. Delta is also responsible for the operating expenses of the building. Rent expense was $150,000 for the years ended September 30, 2010 and 2009, respectively, and was eliminated in consolidation.

Note 16 - Variable Interest Entity

The 'primary beneficiary' of a Variable Interest Entity ("VIE") is required to include the VIE's assets, liabilities and operating results in its consolidated financial statements. In general, a VIE is a corporation, partnership, limited liability corporation, trust or any other legal structure used to conduct activities or hold assets that either (i) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support;
(ii) has a group of equity owners that are unable to make significant decisions about its activities; or (iii) has a group of equity owners that do not have an obligation to absorb losses or the right to receive returns generated by its operations.

     44 Wilclar, LLC (Wilclar) is not owned by the Company but is wholly owned by Delta's sole member. All of Wilclar's rental income is from Delta.

     The Company has determined that 44 Wilclar, LLC is a VIE for which Delta is deemed the primary beneficiary and, accordingly, has included it in the Company's consolidated financial statements for the years ended September 30, 2010 and 2009.

     The following is selected information for 44 Wilclar, LLC as of September 30:

                                             2010           2009
                                             ----           ----
The Company's variable interest in 44
 Wilclar, LLC is comprised of:
  Loan guaranties                        $  671,375     $  777,875

                                              SYCAMORE ENTERPRISES, LLC
                            AND SUBSIDIARIES

                Notes to Consolidated Financial Statements
                      September 30, 2010 and 2009

Note 16 - Variable Interest Entity (continued)

     44 Wilclar, LLC rents commercial real estate in Rhode Island exclusively to Delta.

                                             2010           2009
                                             ----           ----
Selected financial information from 44
 Wilclar, LLC:
  Assets                                 $1,005,800     $1,006,004
  Liabilities                               671,375        777,875
  Equity                                    334,425        228,169
  Rental income                             150,000        150,000
  Net income                                106,256         95,666

     At September 30, 2010 and 2009, 44 Wilclar, LLC has assets with a carry amount of $948,485 and $969,079, respectively, classified on the consolidated balance sheet as building and land were specifically collateral for its mortgage debt outstanding. Except to the extent of the $671,375 and $777,875 guarantee by Delta Mechanical Contractors, LLC to the VIE's mortgage creditor at September 30, 2010 and 2009, respectively, the VIE's creditors have no further recourse against the Company.

Note 17 - Backlog (Unaudited)

     The following schedule shows a reconciliation of backlog representing the amount of revenues the Company expects to realize from work to be performed on uncompleted contracts in progress at September 30, 2010 and for contractual agreements on which work has not yet begun.

Balance at September 30, 2009            $25,159,272
New contracts and adjustments             62,287,624
                                         -----------
                                          87,446,896
Less contract revenues earned, 2010       43,003,070
                                         -----------
Balance at September 30, 2010            $44,443,826
                                         ===========

     In addition, between October 1, 2010 and October 25, 2010, the Company entered into contracts with estimated revenues of approximately $1,151,000.

Note 18 - Surety Bonds

     The Companies, as a condition for entering into some of its construction contracts, had outstanding surety bonds as of September 30, 2010 and 2009.